Financial Risk Management (Details) - Schedule of Fair Value of the Credits from the Sale of the Farm	12 Months Ended
Jun. 30, 2023
Schedule of Fair Value of the Credits from the Sale of the Farm [Abstract]
Description	Credits for farm sales
Evaluation method	Discounted cash flow
Significant non-observable inputs	Premium (or Basis)
Variation of non-observable inputs	(0.41) – 0.81 USD/bu
Sensitivity of inputs to fair value	The increase or decrease of 0.20 USD/bu in the premium (or basis) paid for the soybean would result in an impact of R$10,899 representing an increase or reduction of 1.5% in farm receivables.